UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 5, 2004

Crown Financial Group, Inc.
(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(201) 459-9500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Jeffrey M. Hoobler, Executive Vice President, Chief Operating Officer and a director of Crown Financial Group, Inc., a New Jersey corporation (the “Company”), resigned as a director of the Company effective as of October 5, 2004. Mr. Hoobler has ceased to be Executive Vice President and Chief Operating Officer of the Company, and has been appointed Director of Marketing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements And Exhibits

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2004	CROWN FINANCIAL GROUP, INC.

	By:	/s/ Charles B. Kennedy
	Name:	Charles B. Kennedy
	Title:	Interim CEO and President

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